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                                                                   EXHIBIT 10.22

                      SHARE PLEDGE AND SECURITY AGREEMENT

     THIS SHARE PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of November 4, 1996 is made by and between StreamLogic Software Corporation, a Delaware corporation ("Pledgor") and FWB Software, LLC, a California limited liability company ("Secured Party").

                                R E C I T A L S

     A. Pledgor is the owner of 750,000 membership shares (the "Pledged Shares") of FWB Software, LLC (the "Shares"), as evidenced by certificate numbers ____________.

     B. As security for the "Obligations" described in Section 2 below, Pledgor has agreed to make the pledge contemplated by this Agreement.

     IT IS AGREED:

     1. Pledge. Pledgor hereby pledges and delivers to Secured Party, and grants to Secured Party a security interest in, all of the following (the "Pledged Collateral"):

     (a) The Pledged Shares and the certificate representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

     (b) All additional Shares or other securities of Secured Party from time to time acquired by Pledgor in connection with any Share split, Share dividend or other distribution or exchange in respect of any Shares pledged hereunder, and the certificates representing such additional shares or other securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

The inclusion of proceeds in this Agreement does not authorize Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

     2. Security for Obligations. This Agreement secures the payment and performance of (i) all indebtedness evidenced by, and all liabilities and obligations of Pledgor to Secured Party under, that certain Promissory Note executed by Pledgor dated November 4, 1996 in favor of Secured Party (the "Note"), and all modifications, renewals, extensions and rearrangements thereof and substitutions and replacements therefor, and (ii) all indebtedness, liabilities and obligations of Pledgor now or hereafter existing under this Agreement (all of the foregoing collectively the "Obligations").

     3. Delivery of Pledged Collateral. All certificates representing the Pledged Collateral, accompanied by instruments of transfer or assignment duly executed in blank by Pledgor, have been delivered to and held by or on behalf of Secured Party pursuant hereto, all in


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form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default (as defined in Section 7 hereof). Secured Party shall have the right, in its discretion and without notice to Pledgor, to transfer to or to register in its name or the name of a nominee any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 5(a) hereof. In addition, Secured Party shall have the right at any time to exchange certificates representing the Pledged Collateral in its possession for certificates of smaller or larger denominations.

     4. Representations and Warranties. Pledgor represents and warrants as follows:

     (a) Pledgor is a corporation organized and in good standing under the laws of the State of Delaware and has full power and authority to enter into and perform all of its obligations under this Agreement.

     (b) The execution, delivery and performance by Pledgor of this Agreement do not violate any provision of any statute, law, rule, regulation, judgment, order or decree binding upon Pledgor and will not conflict with, or constitute a breach or default under, any indenture, loan agreement, contract or other agreement or instrument to which Pledgor is a party or by which Pledgor or any of its property is bound.

     (c) No authorization, consent or approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required either (i) for the execution and delivery by Pledgor of this Agreement, the pledge by Pledgor of the Pledged Collateral pursuant hereto or the performance by Pledgor of any of its obligations hereunder, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant hereto (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (d) Pledgor is, and in the case of any Pledged Collateral other than the Pledged Shares will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option, charge or encumbrance, except for the security interest created by this Agreement.

     (e) The pledge of the Pledged Shares creates a valid and perfected first priority security interest in the Pledged Collateral, securing payment of the Obligations.

     5.  Voting Rights; Dividends, Etc.

     (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred:

         (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose

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not inconsistent with the terms of this Agreement or any document, agreement or instrument entered into in connection with the Note.

         (ii) Pledgor shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral; provided, however, that all other dividends and Shares, property or otherwise, including dividends representing Shares or liquidating dividends, or a distribution or return of capital upon or in respect of the Pledged Collateral, or any part thereof, or resulting from a split-up, revision or reclassification of the Pledged Shares or any part thereof, or received in exchange for the Pledged Shares or any part thereof as a result of a merger, consolidation or otherwise, shall be paid, delivered and transferred directly to Secured Party immediately upon receipt thereof by Pledgor, or, if received by Secured Party, shall be retained by Secured Party as part of the Pledged Shares.

     (b) Upon the occurrence and during the continuation of an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

          (i) All rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) Secured Party shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral.

          (iii) All dividends and other distributions which are received by Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as payment in respect of the Obligations (with any necessary endorsements).

     6.   Transfers and Other Liens; Additional Shares.

     (a) Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created by this Agreement or except as set forth below.

     (b) Pledgor agrees that it will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Shares or other securities it may acquire in connection with any Share split, Share dividend or other distribution or exchange in respect of any Shares or other securities pledged hereunder.

     7. Events of Default. Pledgor shall be in default under this Agreement upon the happening of any of the following events (each an "Event of Default"):


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     (a)  Pledgor fails to pay or perform when due any of the Obligations;

     (b) Any representation or warranty made by Pledgor in connection with this Agreement proves to be false in any material respect when made;

     (c) Pledgor makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they mature, applies to any court for the appointment of a trustee or receiver of any substantial part of its properties, or commences any voluntary proceedings under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other similar law of any jurisdiction; or

     (d) Any such application or any such proceedings described in (c) above are filed or commenced against Pledgor and Pledgor indicates its approval, consent of acquiescence thereto, or an order is entered adjudicating Pledgor or any such endorser, guarantor or surety bankrupt or insolvent and such order remains in effect for thirty (30) days.

     8. Rights and Remedies Upon Default. If any Event of Default shall have occurred:

     (a) Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of California at that time, and Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more private sales, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party is authorized at any such sale, if Secured Party deems it advisable, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account and not with a view to the distribution or sale of any such Pledged Collateral. Each purchaser at any such sale shall hold the Pledged Collateral acquired at such sale absolutely free from any claim or right of any kind, including any equity or right of redemption of Pledgor, and Pledgor hereby expressly waives all rights of redemption, stay or appraisement which it has or may have under any rule, law or statute now or hereafter existing. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Pledgor of the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, by made at the time and place to which it was so adjourned. Secured Party may, instead of exercising the powers of sale provided for herein and under the Code, proceed by a suit or suits, at law or in equity, to foreclose the pledge of this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of any court or courts of competent jurisdiction.

     (b) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by


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Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

        (c) All rights and remedies of Secured Party expressed herein are in addition to all other rights and remedies possessed by Secured Party in any other agreement or instrument entered into in connection with or relating to the Obligation or by law.

        (d) Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner.

        (e) Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, and that Secured Party has no adequate remedy at law in respect of any such breach and, as a consequence, Pledgor agrees that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

        9. Continuing Pledge. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor and its successors and assigns, and (iii) inure to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party may assign or otherwise transfer any of its rights under this Agreement to any other person, and such person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise, provided that such members shall continue to remain liable for and shall not be released from any obligations of such members under this Agreement. Upon payment in full of the Obligations, Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

        10. Further Assurances. Pledgor agrees that it will, at its own expense, promptly execute, acknowledge and deliver all such documents and instruments, and take all such actions, as the Secured Party may from time to time request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder and otherwise to effectuate the purposes of this Agreement and carry out the terms hereof.

        11. Waivers; Remedies Cumulative. No failure on the part of Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder by Secured
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Party preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     12. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed, to the party at the addresses set forth below.

     (a)  If to Pledgor:



     (b)  If to Secured Party at:

          FWB Software, Inc.
          185 Constitution Avenue
          Suite A
          Menlo Park, CA
          Attention: Norman Fong

All such notices, requests, demands and other communications shall be effective only upon receipt. Any party may change its address for notice given in accordance with this Section 12.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of California. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the parties and without regard to, or aid of,
Section 1654 of the California Civil Code.

     14. Miscellaneous. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The captions in this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
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     IN WITNESS WHEREOF, the parties have executed this Share Pledge and
Security Agreement as of the date first above written.

PLEDGOR:                            SECURED PARTY

StreamLogic Software Corporation    FWB Software, LLC

By: /s/ J. Larry Smart              By:  /s/ Norman Fong
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      J. Larry Smart                     Norman Fong, President

Title:
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